Exhibit 21
                                 THERMEDICS INC.

                         Subsidiaries of the Registrant

      As of February 23, 2000, Thermedics Inc. owned the following companies:
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
                                                                             STATE OR         PERCENT OF
                                                                         JURISDICTION OF       OWNERSHIP
                                 NAME                                     INCORPORATION
------------------------------------------------------------------------------------------------------------

  MWW Dreiundzwanzigste Vermogensverwaltungs GmbH                             Germany             100
    Erich Jaeger GmbH                                                         Germany             100
      HMS Health Management Systems GmbH                                      Germany             100
      Erich Jaeger Gesellschaft m.b.H.                                        Austria             100
      Erich Jaeger (U.K.) Ltd.                                                England             100
      Erich Jaeger S.A.R.L.                                                   France              100
      Erich Jaeger B.V.                                                     Netherlands           100
      Erich Jaeger Benelux B.V.                                             Netherlands           100
      Erich Jaeger, Inc.                                                     Delaware             100
  TMO TCA Holdings, Inc.                                                     Delaware             100
  Corpak Inc.                                                              Massachusetts          100
    Walpak Company                                                           Illinois             100
    Thermedics Detection Inc.                                              Massachusetts         83.61
    (additionally, 5.33% of the shares are owned
    directly by Thermo Electron Corporation)
      Detection Securities Corporation                                     Massachusetts          100
      Orion Research, Inc.                                                 Massachusetts          100
        Advanced Sensor Technology                                         Massachusetts          100
        Orion Research Limited                                                England             100
        Orion Research Puerto Rico, Inc.                                     Delaware             100
        Russell pH Limited                                                   Scotland             100
      Rutter & Co.                                                          Netherlands           100
        Rutter Instrumentation S.A.R.L.                                       France               90
        Systech B.V.                                                        Netherlands            50
      ThermedeTec Corporation                                                Delaware             100
        Thermedics Detection de Argentina S.A.                               Argentina            100
        (1% of which shares are owned
        directly by Thermedics Detection Inc.)
        Thermedics Detection de Mexico, S.A. de C.V.                          Mexico              100
        (1% of which shares are owned directly
           by Thermedics Detection Inc.)
        Thermedics Detection GmbH                                             Germany             100
        Thermedics Detection Limited                                          England             100
        Thermedics Detection Scandinavia AS                                   Norway              100
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                                 NAME                                        STATE OR         PERCENT OF
                                                                         JURISDICTION OF       OWNERSHIP
                                                                          INCORPORATION
------------------------------------------------------------------------------------------------------------

    Thermo Sentron Inc.                                                      Delaware            74.15
    (additionally, 12.42% of the shares are owned
    directly by Thermo Electron Corporation)
      Allen Coding Systems Limited                                            England             100
        Allen Coding Corporation                                             Delaware             100
      Goring Kerr Limited                                                     England             100
        Best Checkweighers Limited                                            England             100
        Intertest (UK) Limited                                                England             100
      Goring Kerr Detection Limited                                           England             100
        Goring Kerr (NZ) Limited                                            New Zealand           100
        Graseby Product Monitoring GmbH                                       Germany             100
      Goring Kerr Inc.                                                       New York             100
      Ramsey France S.A.R.L.                                                  France              100
      Ramsey Ingenieros S.A.                                                   Spain              100
      Ramsey Italia S.R.L.                                                     Italy              100
        Tecno Europa Elettromeccanica S.R.L.                                   Italy              100
      Ramsey Technology Inc.                                               Massachusetts          100
        Xuzhou Ramsey Technology Development Co., Limited                      China              50*
      Thermo Sentron Australia Pty. Ltd..                                    Australia            100
      Thermo Sentron B.V.                                                   Netherlands           100
      Thermo Sentron Canada Inc.                                              Canada              100
      Thermo Sentron GmbH                                                     Germany             100
      Thermo Sentron Limited                                                  England             100
        Hitech Electrocontrols Limited                                        England             100
         Hitech Licenses Ltd.                                                 England             100
         Hitech Metal Detectors Ltd.                                          England             100
        Westerland Engineering Ltd.                                           England             100
      Thermo Sentron SEC Corporation                                       Massachusetts          100
      Thermo Sentron (South Africa) Pty. Ltd.                              South Africa           100
    Thermo Voltek Corp.                                                      Delaware            97.00
    (additionally, 3% of the shares are owned
    directly by Thermo Electron Corporation)
      Thermo Voltek Europe B.V.                                             Netherlands           100
      Comtest Instrumentation, B.V.                                         Netherlands           100
        Comtest Italia S.R.L.                                                  Italy               95
        (additionally 5% of the shares are owned
        directly by Thermo Voltek Corp.)
        Comtest Limited                                                       England             100
         Milmega Limited                                                      England             100
      TVL Securities Corporation                                             Delaware             100
      UVC Realty Corp.                                                       New York             100
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                                 NAME                                        STATE OR         PERCENT OF
                                                                         JURISDICTION OF       OWNERSHIP
                                                                          INCORPORATION
------------------------------------------------------------------------------------------------------------

  Thermo Cardiosystems Inc.                                                Massachusetts         60.07
  (additionally, 0.04% of the shares are owned
  directly by Thermo Electron Corporation)
    International Technidyne Corporation                                     Delaware             100
      International Technidyne Corporation Limited                            England             100
    Nimbus Inc.                                                            Massachusetts          100
    TCA Securities Corporation                                             Massachusetts          100
Thermo Administrative Services Corporation                                   Delaware             100
Thermo Amex Management Company Inc.                                          Delaware             100
  Thermo Amex Finance, L.P.                                                  Delaware             99*
    Thermo Amex Convertible Growth Fund I., L.P.                             Delaware             99*

*Joint Venture/Partnership
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